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                                                                   EXHIBIT 10.14


              SECOND AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT

         This Second Amendment to Asset Purchase and Sale Agreement (this "Second Amendment"), dated as of August 12, 1998, between OmniAmerica, Inc., a Delaware corporation (the "Buyer") and certain wholly-owned subsidiaries of Arch Communications Group, Inc., a Delaware corporation ("ACG") which are identified on the signature page of this Amendment (the "Sellers" and each individually, a "Seller") amends the Asset Purchase and Sale Agreement, dated as of April 10, 1998, between Buyer and Sellers or Sellers' predecessors in interest for the sale of communications facilities (the "Agreement") to the extent set forth herein. All capitalized terms used but not defined herein shall have the same meaning as set forth in the Agreement.

         1. The second sentence of Section 2(c) of the Agreement is hereby amended to read as follows:

                           A second Closing will be held on September 17 and 18, 1998 (the "Second Closing Date") in respect of Sites which have uncured Defects or Security Interests as of the Initial Closing Date. The parties may, by mutual agreement, move the Second Closing Date forward or back, however, in no case may the Second Closing Date occur after September 30, 1998.

         2. Except as provided above and in the Amendment to Asset Purchase and Sale Agreement between Buyer and Sellers or Sellers' predecessors in interest dated June 26, 1998, the Agreement remains unchanged and in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment as of date first above written.

BUYER:

OMNIAMERICA, INC.



By:  /s/ F. HOWARD MANDEL
   -------------------------------
     F. Howard Mandel, Vice President
     and Assistant Secretary


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SELLERS:

THE WESTLINK COMPANY, a Delaware corporation
ARCH CAPITOL DISTRICT, INC., a New York corporation
ARCH MICHIGAN, INC., a Delaware corporation
         (for itself and as successor in interest to ARCH COMMUNICATIONS ENTERPRISES, INC., a Delaware corporation)
ARCH SOUTHEAST COMMUNICATIONS, INC., a Delaware corporation
THE BEEPER COMPANY OF AMERICA, INC., a Colorado corporation
ARCH CONNECTICUT VALLEY, INC., a Massachusetts corporation
ANSWER IOWA, INC., an Iowa corporation
ARCH PAGING, INC., a Delaware corporation
         (formerly USA MOBILE COMMUNICATIONS, INC. III and successor by merger to Q MEDIA COMPANY-PAGING, INC., a Kansas corporation, Q MEDIA PAGING-ALABAMA, INC., a Delaware corporation and PROFESSIONAL
         COMMUNICATIONS, INC., a Pennsylvania corporation; Q MEDIA COMPANY-PAGING, INC. and Q MEDIA PAGING-ALABAMA, INC. themselves successors in Interest to USA MOBILE COMMUNICATIONS, INC. II, a Delaware corporation)

By:  /s/ ROBERT B. ALPERIN
   -------------------------------------
     Robert B. Alperin, Vice President-
     Business Development

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